Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

19. Subsequent Events:

19.1 On January 23, 2012 the Company announced that it has signed a new drilling contract for its semisubmersible drilling rig Eirik Raude with an independent operator, for work offshore West Africa. The maximum total revenue backlog, to complete the 3 well program is estimated at $52 million for a period of 60 days. The new contract will commence in direct continuation after the completion of the existing Eirik Raude contract. The operator has an option to drill one additional well for an estimated duration of 20 days.

19.2 On February 2 and 9, 2012, the Company entered into two interest rate swaps agreements for a total notional amount of $700.0 million maturing on April 2016. These agreements were entered into in order to hedge the Company's exposure to interest rate fluctuation by fixing interest rates at 0.8925% up to April 2016.

19.3 On February 6, 2012 the Company announced that it has signed a new drilling contract for its semisubmersible drilling rig Leiv Eiriksson with a consortium coordinated by RigManagement Norway for drilling in the Norwegian Continental Shelf. The maximum total revenue backlog is estimated at $653 million for a minimum period of 1070 days. The new contract is a well-based contract for 15 wells and is scheduled to commence in the fourth quarter of 2012 or the first quarter of 2013.The contract includes three options of 6 wells each that have to be exercised well in advance of the expiry of the firm period.